UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – October 24, 2008

Learning Tree International, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27248	95-3133814
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 Library Street, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 709-9119

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On October 24, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Learning Tree International, Inc. (the “Company”) approved special bonuses to Mr. Nicholas Schacht, President and Chief Executive Officer of the Company, and Mr. Charles R. Waldron, Chief Financial Officer of the Company, in the amount of $50,000 each, to be paid March 31, 2009 assuming the officer is still employed on that date. In addition, the Committee also made equity grants to the Company’s officers and directors for fiscal year 2009 in a manner materially consistent with prior years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEARNING TREE INTERNATIONAL, INC.

Date: October 24, 2008	By:	/s/ NICHOLAS R. SCHACHT
	Name:	Nicholas R. Schacht
	Title:	Chief Executive Officer